GPS FUNDS I

GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
(collectively, the “Funds”)

Supplement dated January 20, 2023, to the Prospectuses (collectively, the “Prospectus”)
and Statement of Additional Information (“SAI”) dated July 31, 2022

This supplement serves as notification of, and provides information regarding, certain changes.

1.Additional Portfolio Manager Added to the Funds.

Effective as of January 11, 2023, Andrew Alford serves as a co-portfolio manager to the Funds. Karhan E. Akcoglu will continue to serve as co-portfolio manager to the Funds, and will share portfolio management duties with Mr. Alford.

Accordingly, in the Prospectus, the table under “Investment Advisor and Sub-Advisor - Portfolio Manager” in each Fund’s Summary Prospectus is hereby revised to reflect the following:

Portfolio Manager	Position with GSAM	Length of Service to the Fund
Karhan E. Akcoglu	Vice President	Since 2021
Andrew Alford	Managing Director	Since 2023

Additionally, the following biographical information for Mr. Alford is hereby added under “Management of the Funds – Large Cap Core Fund, Emerging Markets Fund, Small/Mid Cap Core Fund and World ex-US Fund” in the Prospectus:

•Andrew Alford
Managing Director
Andrew is a managing director in Quantitative Investment Strategies (QIS) within Goldman Sachs Asset Management, serving as co-head of equity research. He joined Goldman Sachs in 1998 on the QIS equity alpha research team and became head of equity alpha research in 2000. Andrew became a senior portfolio manager in 2005, and joined the Quantitative Equity Solutions team in 2011 as head of research. He became head of environmental, social, and governance (ESG) research in 2019, and assumed his current role in 2022. Andrew was named managing director in 2004.

In the SAI, the disclosure under “Management of the Funds - Investment Advisor and Sub-Advisors - The Sub-Advisors – GPS Funds I” is hereby revised to reflect the addition of Mr. Alford as a portfolio manager to the Funds. The table in the SAI setting forth the other accounts managed by each portfolio manager revised is to reflect that Mr. Alford did not manage other accounts as of December 31, 2022. In addition, this section is hereby revised to add that Mr. Alford did not own any shares of the Funds as of December 31, 2022.

2.    Portfolio Manager Resignations

Effective January 11, 2023, Ronan G. Heaney and Khalid (Kal) Ghayur, CFA, FSIP no longer serve as portfolio managers to the Funds. Accordingly, all references to Mr. Heaney and Mr. Ghayur in the Prospectus and SAI are hereby deleted.

Investors should retain this supplement for future reference